UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2007


                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)


538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 396-7700
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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

(a) On July 31, 2007, Deutsche Bank AG provided the Company with notice of its intent to terminate the ISDA Master Agreement, dated as of December 4, 2003, between the Company and Deutsche Bank AG. Deutsche Bank AG alleged a continuing Event of Default under the ISDA Master Agreement. The Company has disputed the notice, but in the event of termination, the Company's financial obligation under the ISDA Master Agreement may be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

On August 1, 2007, UBS AG provided the Company with notice of its intent to terminate the ISDA Master Agreement, dated as of November 26, 2003, between the Company and UBS AG. UBS AG alleged one or more Events of Default under the ISDA Master Agreement. The Company has disputed the notice, but in the event of termination, the Company's financial obligation under the ISDA Master Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

On August 1, 2007, Lehman Brothers Special Financing Inc. provided the Company with notice of its intent to terminate the ISDA Master Agreement, dated as of September 29, 2003, between the Company and Lehman Brothers Special Financing Inc. Lehman Brothers Special Financing Inc. alleged an Event of Default under the ISDA Master Agreement. The Company has disputed the notice, but in the event of termination, the Company's financial obligation under the ISDA Master Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

On August 1, 2007, ABN AMRO Bank N.V. provided the Company with notice of its intent to terminate the Master Repurchase Agreement dated February 28, 2007, among the Company, American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and American Home Mortgage Investment Corp. ABN AMRO Bank N.V. alleged certain Events of Default under the Master Repurchase Agreement. The Company has disputed the notice, but in the event of termination, the Company's financial obligation under the Master Repurchase Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

(a) See Item 1.02.

On July 30, 2007, Deutsche Bank Securities Inc. provided the Company with notice of an Event of Default resulting in the acceleration of the Repurchase Date under the Master Repurchase Agreement, dated as of September 22, 2003, between the Company and Deutsche Bank Securities Inc. Deutsche Bank Securities Inc. alleged failure to comply with margin maintenance provisions under the Master Repurchase Agreement. The Company has disputed the notice, but in an Event of Default, the Company's financial obligation under the Master Repurchase Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

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On August 1, 2007, Liquid Funding, Ltd. provided the Company with notice of an
Event of Default resulting in the acceleration of the Repurchase Date under the Master Repurchase Agreement, dated as of March 18, 2005, between the Company and Liquid Funding, Ltd. Liquid Funding, Ltd. alleged failure to make margin transfer required under the Master Repurchase Agreement. The Company has disputed the notice, but in an Event of Default, the Company's financial obligation under the Master Repurchase Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

On August 1, 2007, Lehman Brothers Inc. provided the Company with notice of an Event of Default resulting in the acceleration of the Repurchase Date under the Master Repurchase Agreement, dated as of November 4, 2004, between the Company and Lehman Brothers Inc. Lehman Brothers Inc. alleged failure to meet the margin obligations under the Master Repurchase Agreement. The Company has disputed the notice, but in an Event of Default, the Company's financial obligation under the Master Repurchase Agreement will be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 3, 2007, John A. Johnston has resigned from his position as President of Western Division.

Item 8.01 Other Events.

      On August 2, 2007, the Company issued a press release announcing that the Company has determined to significantly reduce its operating structure as it seeks the most appropriate course of resolution to preserve the value of its remaining assets. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1  Press Release, dated August 2, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 2007                  AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                       By:       /s/ Michael Strauss
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                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer


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                                EXHIBIT INDEX
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    EXHIBIT NUMBER                            DESCRIPTION
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         99.1              Press Release, dated August 2, 2007.